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[SANWA BANK LOGO]

                                                                   EXHIBIT 10.16

                    CERTIFIED CORPORATE RESOLUTION TO BORROW



WHEREAS, APPLIED SIGNAL TECHNOLOGY, INC. (the "Corporation") has made application to SANWA BANK CALIFORNIA (the "Bank") for credit accommodations which may consist of but shall in no way be limited to the following: the renewal, continuation or extension of an existing obligation; the extension of a new loan, line of credit or commitment; the issuance of letters of credit or banker's acceptances; or the purchase or sale through the Bank of foreign currencies. RESOLVED, that any one (1) of the following named officers, employees, or agents of the Corporation, whose signatures are shown below:

NAME                                 POSITION                                    SIGNATURE
----                                 --------                                    ---------

GARY L. YANCEY                       Chief Executive Officer and President      /S/Gary L. Yancey
                                                                                --------------------------


BRIAN OFFI                           Chief Financial Officer                    /S/Brian Offi
                                                                                --------------------------


is authorized, in the name of and on behalf of the Corporation to take the following actions:

        1. Borrow money from the Bank in such amounts and upon such terms and conditions as are agreed upon by the officers of the Corporation and the Bank; and execute and deliver or endorse such evidences of indebtedness or renewals thereof or agreements therefor as may be required by the Bank, all in such form and content as the officers of the Corporation executing such documents shall approve (which approval shall be evidenced by the execution and delivery of such documents); provided, however, that the maximum amount of such indebtedness shall not exceed the principal sum of $8,500,000.00 exclusive of any interest, fees, attorneys' fees and other costs and expenses related to the indebtedness.

        2. Grant security interests and liens in any real, personal or other property belonging to or under the control of the Corporation as security for any indebtedness of the Corporation to the Bank; and execute and deliver to the Bank any and all security agreements, pledges, mortgages, deeds of trust and other security instruments and any other documents to effectuate the grant of such security interests and liens, which security instruments and other documents shall be in such form and content as the officers of the Corporation executing such security instruments and other documents shall approve and which approval shall be evidenced by the execution and delivery of such security instruments and other documents.

        3. Waive on behalf of the Corporation, and in any agreement, instrument, or document executed by the Corporation include a waiver of, any and all rights of the Corporation to require the Bank to adhere to certain processes, including without limitation, the right to a jury trial in an action or suit against the Bank.

        4. Execute such evidences of indebtedness, agreements, security instruments and other documents and to take such other actions as are herein authorized.

        5. Include in any agreement, instrument or document executed by the Corporation in connection with the actions herein authorized a provision requiring that any dispute arising under such agreement, instrument or document shall be resolved by mediation, arbitration, or other similar dispute resolution method.

        6. Sell to or discount or re-discount with the Bank any and all negotiable instruments, contracts or instruments or evidences of indebtedness at any time held by the Corporation; and endorse, transfer and deliver the same, together with guaranties of payment or repurchase thereof, to the Bank (for which the Bank is hereby authorized and directed to pay the proceeds of such sale, discount or re-discount as directed by such endorsement without inquiring into the circumstances of its issue or endorsement or the disposition of such proceeds).

        7. Apply for letters of credit or seek the issuance of banker's acceptances under which the Corporation shall be liable to the Bank for repayment.

        8. Purchase and sell foreign currencies, on behalf of the Corporation, whether for immediate or future delivery, in such amounts and upon such terms and conditions as the officers of the corporation may deem appropriate, and give any instructions for transfers or deposits of monies by check, drafts, cable, letter or otherwise for any purpose incidental to the foregoing, and authorize or direct charges to the depository account or accounts of the Corporation for the cost of any foreign currencies so purchased through the Bank.

        9. Designate in writing to the Bank in accordance with the terms of any agreement or other document executed by the above-named individuals one or more individuals who shall have the authority as provided herein, to
        (a) request advances under lines of credit extended by the Bank to the Corporation; (b) apply for letters of credit or seek the issuance of banker's acceptances under which the Corporation shall be liable to the Bank for repayment; (c) make deposits and receive and execute receipts for deposits on accounts of the Corporation maintained with the Bank;
        (d) make withdrawals and receive and execute receipts for withdrawals on account of the Corporation maintained with the Bank; and (e) purchase and sell foreign currencies.

        10. Transact any other business with the Bank incidental to the powers hereinabove stated.

RESOLVED FURTHER, that all such evidences of indebtedness, agreements, security instruments and other documents executed in the name of and on behalf of the Corporation and all such actions taken on behalf of the Corporation in connection with the matters described herein are hereby ratified and approved.

RESOLVED FURTHER, that the Bank is authorized to act upon these resolutions until written notice of their revocation is delivered to the Bank.

RESOLVED FURTHER, that any resolution set forth herein is in addition to and does not supersede any resolutions previously given by the Corporation to the Bank.

RESOLVED FURTHER, that the Secretary of the Corporation be, and hereby is, authorized and directed to prepare, execute and deliver to the Bank a certified copy of the foregoing resolutions.



I DO HEREBY CERTIFY that I am the Secretary of APPLIED SIGNAL TECHNOLOGY, INC., a California corporation, and I do hereby further certify that the foregoing is a true copy of the resolutions of the Board of Directors of the Corporation adopted and approved in accordance with all applicable provisions of law and


                                       (1)

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the Articles and By-Laws of the Corporation either by unanimous written consent or at a meeting which was duly called and held, at which meeting a majority of the Board of Directors of the Corporation was present and voted in favor of the resolutions.

I HEREBY FURTHER CERTIFY that
such resolutions are presently in full force and effect and have not been amended or revoked. I do further certify that the above persons have been duly elected and qualified as and, this day are, officers of the Corporation, holding their respective offices appearing by their names, and that the signatures appearing opposite their names are the genuine signatures of such persons. IN
WITNESS WHEREOF, this certificate has been executed on     March 3, 1997.
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                                             CERTIFIED TO AND ATTESTED BY:

                                             X /Signed/?
                                              ----------------------------------
                                              *SECRETARY OR ASSISTANT SECRETARY

                                             X
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*Note: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, this certificate should also be signed by a second Officer or Director of the Corporation.





                                       (2)